UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                        April 27, 2006 (April 25, 2006)

                         WQN, Inc.
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     (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-27751               75-2838415
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                  509 Madison Avenue, Suite 1510
                        New York, NY 10022
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        (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 774-3656
                                                           --------------

               14911 Quorum Drive, Suite 140, Dallas, Texas 75254
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

In connection with the delisting notice received by WQN, Inc. (the "Company") as described in its Form 8-K filed April 24, 2006, the Company elected to request a hearing before the Nasdaq Listing Qualifications Panel as it continues to prepare its Annual Report on Form 10-KSB for the year ending December 31, 2005. Pending a decision by the Panel, the Company's stock will remain listed on the Nasdaq National Market. There can be no assurance that the Panel will grant the Company's request for continued listing.


                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      April 27, 2006

                                            WQN, INC.

                                            By: /s/ David S. Montoya
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                                                David S. Montoya
                                                Chief Financial Officer